UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 3, 2017

Antero Midstream GP LP

(Exact name of registrant as specified in its charter)

Delaware	001-38075	61-1748605
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1615 Wynkoop Street

Denver, Colorado 80202

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (303) 357-7310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☒ (Do not check if a smaller reporting company)	Smaller reporting company ☐ Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☒

Item 1.01.            Entry Into a Material Definitive Agreement.

Underwriting Agreement

On May 3, 2017, Antero Resources Midstream Management LLC (“ARMM”), a Delaware limited liability company and the entity that converted into Antero Midstream GP LP (the “Partnership”) (as described below under “Conversion”), entered into an Underwriting Agreement (the “Underwriting Agreement”), by and among ARMM, AMGP GP LLC, a Delaware limited liability company (the “General Partner”), Antero Resources Investment LLC, a Delaware limited liability company (the “Selling Shareholder”), and Morgan Stanley & Co. LLC, Barclays Capital Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein (the “Underwriters”), relating to the offer and sale of common shares representing limited partner interests in the Partnership (the “Common Shares”). The Underwriting Agreement provides for the offer and sale by the Selling Shareholder, and purchase by the Underwriters, of 37,250,000 Common Shares at a price to the public of $23.50 per Common Share ($22.4425 per Common Share net of underwriting discounts) (the “Offering”). Pursuant to the Underwriting Agreement, the Selling Shareholder granted the Underwriters a 30 day option to purchase up to an aggregate of 5,587,500 additional Common Shares if the Underwriters sell more than an aggregate of 37,250,000 Common Shares to cover over-allotments. The material terms of the Offering are described in the prospectus, dated May 3, 2017 (the “Prospectus”), filed by the Partnership with the U.S. Securities and Exchange Commission (the “Commission”) on May 5, 2017, pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”). The Offering is registered with the Commission pursuant to a Registration Statement on Form S-1, as amended (File No. 333-216975), initially filed by ARMM on behalf of the Partnership on March 28, 2017.

The Underwriting Agreement contains customary representations and warranties, agreements and obligations, closing conditions and termination provisions. ARMM and the Selling Shareholder have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, and to contribute to payments the Underwriters may be required to make because of any of those liabilities.

The Offering closed on May 9, 2017. The Partnership will not receive any net proceeds from the Offering. As described in the Prospectus, the Selling Shareholder received proceeds of approximately $836.0 million, net of underwriting discounts but before expenses.

As more fully described under the caption “Underwriting” in the Prospectus, certain of the Underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various commercial and investment banking and financial advisory services for the Partnership and its affiliates, for which they received or may in the future receive customary fees and expenses.

The foregoing description is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

In connection with the closing of the Offering, the Partnership is filing an opinion of its counsel, Latham & Watkins LLP, regarding the legality of the Common Shares being registered, which opinion is attached as Exhibit 5.1 to this Current Report on Form 8-K.

Registration Rights Agreement

On May 9, 2017, in connection with the closing of the Offering, the Partnership entered into a registration rights agreement (the “Registration Rights Agreement”) with certain members of the Selling Shareholder (the “Sponsors”) and certain of the Partnership’s affiliates. Pursuant to the Registration Rights Agreement, the Partnership may be required to register the resale of the Partnership’s Common Shares held by the Sponsors and certain of the Partnership’s affiliates or Common Shares issuable to them upon the redemption of Series B Units (as defined in the Prospectus) of Antero IDR Holdings LLC, a subsidiary of the Partnership (“IDR LLC”) (all such Common Shares collectively, the “Registrable Securities”), in certain circumstances. Additionally, if necessary, upon the vesting of additional Series B Units held by a Series B Holder (as defined in the Prospectus), the Partnership agreed to amend the Registration Rights Agreement to include any Common Shares issuable upon the redemption of vested Series B Units for Common Shares as Registerable Securities, so long as the holder of such Series B Units agrees to be bound by the terms and conditions of the Registration Rights Agreement.

Demand Registration Rights

At any time after the six month anniversary of the completion of the Offering, each Sponsor that, together with its affiliates, owns at least 3% of the Common Shares has the right to require the Partnership by written notice to register the sale of a number of their Registrable Securities in an underwritten offering. The Partnership is required to provide notice of the request within 10 days following the receipt of such demand request to all additional holders of Registrable Securities, if any, who may, in certain circumstances, participate in the registration. The Partnership is not obligated to effect any demand registration in which the anticipated aggregate offering price included in such offering is less than $50,000,000. Once the Partnership is eligible to effect a registration statement on Form S-3, any such demand registration may be for a shelf registration statement.

Piggy-back Registration Rights

If, at any time, the Partnership proposes to register an offering of its securities (subject to certain exceptions) for its own account, then the Partnership must allow each holder of Registerable Securities to include a specified number of Registrable Securities in that registration statement.

Redemptive Offerings

The Partnership may be required pursuant to the Registration Rights Agreement to undertake a future public or private offering and use the proceeds (net of underwriting or placement agency discounts, fees and commissions, as applicable) to redeem an equal number of Common Shares from holders of Registerable Securities.

Conditions and Limitations; Expenses

The registration rights are subject to certain conditions and limitations, including the right of the underwriters to limit the number of Registrable Securities to be included in a registration and the Partnership’s right to delay or withdraw a registration statement under certain circumstances. The Partnership will generally pay all registration expenses in connection with its obligations under the Registration Rights Agreement, regardless of whether a registration statement is filed or becomes effective. The obligations to register Registrable Securities under the registration rights agreement will terminate when no Registrable Securities remain outstanding. Registrable Securities shall cease to be covered by the Registration Rights Agreement when they have (i) been sold pursuant to an effective registration statement under the Securities Act, (ii) been sold in a transaction exempt from registration under the Securities Act (including transactions pursuant to Rule 144 of the Securities Act), (iii) ceased to be outstanding, (iv) been sold in a private transaction in which the Partnership’s rights under the Registration Rights Agreement are not assigned to the transferee or (v) become eligible for resale pursuant to Rule 144(b) of the Securities Act (or any similar rule then in effect under the Securities Act).

The foregoing description is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated in this Item 1.01 by reference.

Services Agreement

On May 9, 2017, in connection with the closing of the Offering, the Partnership entered into a services agreement (the “Services Agreement”) with the General Partner, IDR LLC and Antero Resources Corporation (“Antero Resources”). Pursuant to the Services Agreement, Antero Resources agreed to provide administrative, management and other services to the Partnership and its subsidiaries in exchange for an annual fee, reimbursement of its direct expenses and an allocation of its indirect expenses attributable to the provision of such services, as well as expenses incurred on the Partnership’s behalf to maintain the Partnership’s legal status and good standing.

The foregoing description is qualified in its entirety by reference to the full text of the Services Agreement, which is filed as Exhibit 10.1  to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Indemnification Agreements

On May 9, 2017, in connection with the closing of the Offering, the Partnership and the General Partner entered into indemnification agreements with each of the Partnership’s directors and officers (the “Indemnification Agreements”). These agreements require the General Partner and the Partnership to indemnify these individuals to the fullest extent permitted under Delaware law against liability that may arise by reason of their service to the Partnership, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

Indemnification Agreements were entered into with the following directors, officers and employees of the Partnership: Paul M. Rady, Glen C. Warren, Jr., Peter R. Kagan, W. Howard Keenan, Jr., Brooks J. Klimley, James R. Levy, Rose M. Robeson, J. Kevin Ellis, John Giannaula, W. Chad Green, Michael N. Kennedy, Kevin J. Kilstrom, Paul L. Kovach, Brian A. Kuhn, Mark D. Mauz, Ward D. McNeilly, Aaron S.G. Merrick, William J. Pierini, Troy R. Roach, Alvyn A. Schopp, Yvette K. Schultz, Christopher W. Treml, Robert S. Tucker, Steven M. Woodward and K. Phil Yoo.

The foregoing description is qualified in its entirety by reference to the full text of the form of Indemnification Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Item 2.02             Results of Operations and Financial Condition.

On May 8, 2017, Antero Midstream Partners LP, a Delaware limited partnership and subsidiary of the Partnership, announced that aggregate cash distributions on its incentive distribution rights are expected to be approximately $12 million for the first quarter of 2017 and are to be paid on May 11, 2017.

The information furnished pursuant to this Item 2.02 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will not be incorporated by reference into any filing under the Exchange Act or the Securities Act, unless specifically identified therein as being incorporated therein by reference.

Item 5.02             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors

On May 4, 2017, Brooks J. Klimley and Rose M. Robeson were appointed to the board of directors (the “Board”) of the General Partner, the general partner of the Partnership, in connection with the listing of the Partnership’s common shares on the New York Stock Exchange. Ms. Robeson was appointed to serve as Chairperson of the Board’s audit committee, and Mr. Klimley was appointed to serve as a member of the Board’s audit committee.

There are no familial relationships between Mr. Klimley or Ms. Robeson that would require disclosure pursuant to Item 401(d) of Regulation S-K.  There are no arrangements or understandings between Mr. Klimley or Ms. Robeson and any other persons pursuant to which Mr. Klimley and Ms. Robeson were selected as directors.

There are no relationships between Mr. Klimley or Ms. Robeson and the Partnership or any of its subsidiaries that would require disclosure pursuant to Item 404(a) of Regulation S-K.

Item 5.03.            Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

Conversion

ARMM was organized in September 2013 as a Delaware limited liability company.  On May 4, 2017, ARMM converted into a Delaware limited partnership named Antero Midstream GP LP in connection with the Offering. In connection with the conversion, the Partnership adopted and filed a new certificate of limited partnership with the Delaware Secretary of State.

The foregoing description is qualified in its entirety by reference to the full text of the Partnership’s Certificate of Conversion and the Partnership’s Certificate of Limited Partnership, which are attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and incorporated in this Item 5.03 by reference.

Limited Partnership Agreement of Antero Midstream GP LP

On May 9, 2017, in connection with the closing of the Offering, the General Partner entered into the Agreement of Limited Partnership of the Partnership (the “Partnership Agreement”) with the Selling Shareholder as organizational limited partner. A description of the Partnership Agreement is contained in the section of the Prospectus entitled “Description of Our Partnership Agreement” and is incorporated herein by reference.

The foregoing description and the description contained in the Prospectus are qualified in their entirety by reference to the full text of the Partnership Agreement, which is filed as Exhibit 3.3 to this Current Report on Form 8-K and incorporated in this Item 5.03 by reference.

Limited Liability Company Agreement of AMGP GP LLC

On May 9, 2017, in connection with the closing of the Offering, the Sponsors entered into the Limited Liability Company Agreement of the General Partner (the “LLC Agreement”). A description of the LLC Agreement is contained in the section of the Prospectus entitled “Certain Relationships and Related Party Transactions—Our Related Party Transactions—Limited Liability Company Agreement of Our General Partner” and is incorporated herein by reference.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the LLC Agreement, which is filed as Exhibit 3.4 to this Current Report on Form 8-K and is incorporated in this Item 5.03 by reference.

Item 9.01.            Financial Statements and Exhibits.

Exhibits

Exhibit Number	Description
1.1

Underwriting Agreement, dated as of May 3, 2017, by and among Antero Resources Midstream Management LLC, AMGP GP LLC, Antero Resources Investment LLC, and Morgan Stanley & Co. LLC, Barclays Capital Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein.

3.1	Certificate of Conversion of Antero Resources Midstream Management LLC from a Delaware limited liability company to a Delaware limited partnership, dated as of May 4, 2017.

3.2	Certificate of Limited Partnership of Antero Midstream GP LP, dated as of May 4, 2017.

3.3

Agreement of Limited Partnership of Antero Midstream GP LP, dated as of May 9, 2017, by and between AMGP GP LLC, as the General Partner, and Antero Resources Investment LLC, as the Organizational Limited Partner.

3.4

Limited Liability Company Agreement of AMGP GP LLC, dated as of May 9, 2017, by and among Warburg Pincus Private Equity X O&G, L.P., Warburg Pincus X Partners, L.P., Warburg Pincus Private Equity VIII, LP, Warburg Pincus Netherlands Private Equity VIII C.V.I, WP-WPVIII Investors, L.P., Yorktown Energy Partners V, L.P., Yorktown Energy Partners VI, L.P., Yorktown Energy Partners VII, L.P., Yorktown Energy Partners VIII, L.P., Paul M. Rady and Glen C. Warren, Jr.

4.1

Registration Rights Agreement, dated as of May 9, 2017, by and among Antero Midstream GP LP, Warburg Pincus Private Equity X O&G, L.P., Warburg Pincus X Partners, L.P., Warburg Pincus Private Equity VIII, LP, Warburg Pincus Netherlands Private Equity VIII C.V.I, WP-WPVIII Investors, L.P., Yorktown Energy Partners V, L.P., Yorktown Energy Partners VI, L.P., Yorktown Energy Partners VII, L.P., Yorktown Energy Partners VIII, L.P., Paul M. Rady and Glen C. Warren, Jr.

5.1	Opinion of Latham & Watkins LLP.

10.1	Services Agreement, dated as of May 9, 2017, by and among Antero Midstream GP LP, AMGP GP LLC, Antero IDR Holdings LLC and Antero Resources Corporation.

10.2

Form of Indemnification Agreement (incorporated by reference to Exhibit 10.13 to Amendment No. 3 to Antero Resources Midstream Management LLC’s Registration Statement on Form S-1, filed on April 24, 2017, File No. 333-216975)

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1 hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTERO MIDSTREAM GP LP

By:	AMGP GP LLC,
its general partner

By:	/s/ GLEN C. WARREN, JR.
	Name:	Glen C. Warren, Jr.
	Title:	President and Secretary

Date:  May 9, 2017

INDEX TO EXHIBITS

Exhibit Number	Description
1.1

Underwriting Agreement, dated as of May 3, 2017, by and among Antero Resources Midstream Management LLC, AMGP GP LLC, Antero Resources Investment LLC, and Morgan Stanley & Co. LLC, Barclays Capital Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein.

3.1	Certificate of Conversion of Antero Resources Midstream Management LLC from a Delaware limited liability company to a Delaware limited partnership, dated as of May 4, 2017.

3.2	Certificate of Limited Partnership of Antero Midstream GP LP, dated as of May 4, 2017.

3.3

Agreement of Limited Partnership of Antero Midstream GP LP, dated as of May 9, 2017, by and between AMGP GP LLC, as the General Partner, and Antero Resources Investment LLC, as the Organizational Limited Partner.

3.4

Limited Liability Company Agreement of AMGP GP LLC, dated as of May 9, 2017, by and among Warburg Pincus Private Equity X O&G, L.P., Warburg Pincus X Partners, L.P., Warburg Pincus Private Equity VIII, LP, Warburg Pincus Netherlands Private Equity VIII C.V.I, WP-WPVIII Investors, L.P., Yorktown Energy Partners V, L.P., Yorktown Energy Partners VI, L.P., Yorktown Energy Partners VII, L.P., Yorktown Energy Partners VIII, L.P., Paul M. Rady and Glen C. Warren, Jr.

4.1

Registration Rights Agreement, dated as of May 9, 2017, by and among Antero Midstream GP LP, Warburg Pincus Private Equity X O&G, L.P., Warburg Pincus X Partners, L.P., Warburg Pincus Private Equity VIII, LP, Warburg Pincus Netherlands Private Equity VIII C.V.I, WP-WPVIII Investors, L.P., Yorktown Energy Partners V, L.P., Yorktown Energy Partners VI, L.P., Yorktown Energy Partners VII, L.P., Yorktown Energy Partners VIII, L.P., Paul M. Rady and Glen C. Warren, Jr.

5.1	Opinion of Latham & Watkins LLP.

10.1	Services Agreement, dated as of May 9, 2017, by and among Antero Midstream GP LP, AMGP GP LLC, Antero IDR Holdings LLC and Antero Resources Corporation.

10.2

Form of Indemnification Agreement (incorporated by reference to Exhibit 10.13 to Amendment No. 3 to Antero Resources Midstream Management LLC’s Registration Statement on Form S-1, filed on April 24, 2017, File No. 333-216975)

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1 hereto).